                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       AMERICAN FREIGHTWAYS CORPORATION
               (Name of Registrant as Specified in Its Charter)

                       AMERICAN FREIGHTWAYS CORPORATION
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------

    5) Total fee paid:

       ------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
                              --------------------------------------------------
    2) Form Schedule or Registration Statement No.:
                                                   -----------------------------
    3) Filing Party:
                    ------------------------------------------------------------
    4) Date Filed:
                  --------------------------------------------------------------

                  [LOGO OF AMERICAN FREIGHTWAYS APPEARS HERE]


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 27, 1997


TO THE SHAREHOLDERS OF AMERICAN FREIGHTWAYS CORPORATION:

     The Company cordially invites you to attend the 1997 Annual Meeting of Shareholders of American Freightways Corporation, an Arkansas Corporation (the "Company"), to be held at 2200 Forward Drive, Harrison, Arkansas on Thursday, March 27, 1997 at 6:00 p.m., local time, for the following purposes:

     1. To elect three (3) directors to the class whose term will expire in 2000.

     2. To consider and act upon such other business as may properly come before the meeting and any adjournment thereof.

     Only shareholders of record at the close of business on February 13, 1997 will be entitled to vote at the 1997 Annual Meeting and any adjournment thereof.

     The Company's Proxy Statement is submitted herewith. The annual report for the year ended December 31, 1996 is being mailed to shareholders together with the mailing of this Notice and Proxy Statement.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/F. S. Garrison
                              --------------------------------------------------
                              F.S. (Sheridan) Garrison,
                              Chairman of the Board of Directors,
                              President and Chief Executive Officer



  Harrison, Arkansas
  March 7, 1997



                            YOUR VOTE IS IMPORTANT

     YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR TO VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.

                  [LOGO OF AMERICAN FREIGHTWAYS APPEARS HERE]


                       AMERICAN FREIGHTWAYS CORPORATION
                              2200 FORWARD DRIVE
                           HARRISON, ARKANSAS  72601

                                 ____________

              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                    MARCH 27, 1997 AND ADJOURNMENTS THEREOF

                                 ____________

                     SOLICITATION AND REVOCATION OF PROXY

     The enclosed proxy, for use only at the 1997 Annual Meeting of Shareholders to be held at 2200 Forward Drive, Harrison, Arkansas on Thursday, March 27, 1997 at 6:00 p.m., local time, and adjournment thereof, is solicited on behalf of the Board of Directors of American Freightways Corporation (the "Company"). Such solicitation is being made primarily by mail, but may also be made in person or by telephone or telegraph by officers, directors, and regular employees of the Company. All expenses incurred in the solicitation will be borne by the Company.

     Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the 1997 Annual Meeting. A proxy may be revoked at any time before it is used, upon written notice to Tom Garrison, Secretary/Treasurer of the Company, by executing a new proxy or by attending the meeting and voting in person. If not revoked, all properly executed proxies received will be voted at the meeting in accordance with the terms of the proxy.

     The Company knows of no matter to be brought before the meeting other than that referred to in the accompanying notice of annual meeting. If, however, any other matters properly come before the meeting, the proxy solicited hereby confers discretionary authority to the proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting.

     This proxy material is first being mailed to shareholders on March 7, 1997.


                      OUTSTANDING STOCK AND VOTING RIGHTS

     The outstanding shares of the Company as of February 13, 1997, totaled 31,260,496 shares of common stock, all of one class. At the meeting, each shareholder will be entitled to one vote, in person or by proxy, for each share of stock owned of record at the close of business on February 13, 1997. Votes will be tabulated by inspectors of election appointed by the Company's Board of Directors. The stock transfer books of the Company will not be closed.

     The enclosed form of proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for the Board of Directors while still granting authority to the proxy to vote for the remaining nominees. The names of all nominees are listed on the proxy card. If you wish to grant the proxy authority to vote for all nominees, check the box marked "FOR". If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD". If you wish to withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through that nominee's name. By checking the box marked "WITHHOLD" your shares will neither be voted for nor against any director but will be counted for quorum purposes. Broker non-votes are not relevant to the determination of whether the proposal to elect directors has been approved but will be counted for quorum purposes.

     Shareholders are not entitled to cumulative voting with respect to the election of directors.

                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the name, age, term of office as director of the Company, and ownership of the Company's Common Stock with respect to each member of the Board of Directors, the executive officers of the Company named under the caption "Executive Compensation" and the directors and officers of the Company as a group.


                                                        YEAR FIRST
                                                          ELECTED         SHARES        PERCENTAGE
              Name                        AGE            DIRECTOR          OWNED           (2)
--------------------------------------------------------------------------------------------------
F.S. (Sheridan) Garrison                   62              1982          10,602,308      33.92(1)

Tom Garrison (3)                           36              1982             258,204       0.83(1)

Will Garrison                              33              1995              83,968       0.27(1)

Frank Conner (3)                           47              1989                   *             *

Ben A. Garrison                            65              1987           1,505,000       4.81(1)

T.J. Jones (3)                             60              1989                   *             *

Ken Reeves                                 49              1989                   *             *

Tony R. Balisle (4)                        58              1995                   *             *

All directors and executive officers        -                 -          12,857,570      41.13(1)
(including 15 persons)

------------------------

(1)  See "Principal Shareholders."
(2) Percentage based upon 31,260,496 shares of the Company's Common Stock outstanding as of February 13, 1997.
(3) Tom Garrison, Frank Conner and T.J. Jones are nominees for the Board of Directors at the 1997 Annual Meeting.
(4)  Mr. Balisle resigned from the Company effective August 1, 1996.
* Denotes ownership of less than 1% of the total outstanding shares of common stock.

                             ELECTION OF DIRECTORS

GENERAL

     The Board of Directors presently consists of nine members divided into three classes, with three directors in each class serving three-year terms (and, in each case, until their respective successors are duly elected and qualified). The terms of the directors in Class I will expire at the 1999 Annual Meeting, the terms of the directors in Class II will expire at the 1997 Annual Meeting and the terms of the directors in Class III will expire at the 1998 Annual Meeting. Messrs. Tom Garrison, Frank Conner and T.J. Jones, currently members of the class whose term will expire at the 1997 Annual Meeting, are nominees for election at the 1997 Annual Meeting for terms ending in 2000.

     A majority of the votes of the Common Stock cast at the 1997 Annual Meeting (or any adjournments thereof) is required to elect directors. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. If a Nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the proxy holder for a substitute designated by the Board.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

     Mr. Tony R. Balisle, formerly Executive Vice President-Operations of the Company and a member of the class whose term will expire in 1999, resigned, effective August 1, 1996, as an officer and director of the Company. The Board of Directors is currently evaluating candidates to fill vacancies on the Board.

     Certain information for each nominee and each director whose term expires in 1998 and 1999 is set forth below.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS - TERMS ENDING IN 2000

     Tom Garrison joined American Freightways in 1982 and serves the Company as Secretary-Treasurer and Vice President.

     T.J. Jones has served on the Board of Directors since March 1989. Mr. Jones helped organize the Company in 1982 and previously served as the Company's Executive Vice President-Operations until retirement in 1994.

     Frank Conner has served on the Board of Directors since 1989. In November, 1995 Mr. Conner was elected to serve as the Executive Vice President-Accounting and Finance, Chief Financial Officer, of the Company. Mr. Conner joined American Freightways in 1994 as Vice President-Special Projects. He previously served as Executive Vice President/General Manager of McKesson Service Merchandising in Harrison, Arkansas.

CLASS III DIRECTORS - TERMS ENDING IN 1998

     F.S. (Sheridan) Garrison, the founder of American Freightways, has been the President, Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception in 1982.

     Ken Reeves, a Director since March, 1989, is an attorney-at-law in private practice since 1973 in Harrison, Arkansas.

     The third position of this class is currently vacant.

  CLASS I DIRECTORS - TERMS ENDING IN 1999

     Ben A. Garrison helped organize the Company in 1982 and until his retirement in 1994, served as Senior Vice President of the Company.

     Will Garrison is a Vice President of the Company. He has served the Company as Assistant Secretary-Treasurer and as Vice President since 1986.

     The third position of this class is currently vacant due to the resignation of Mr. Tony R. Balisle on August 1, 1996.

     Mr. Ben A. Garrison and Mr. F.S. Garrison are brothers. Messrs. Tom and Will Garrison are sons of Mr. F.S. Garrison. Except for the foregoing, no family relationships exist among any of the persons named above.

COMMITTEES

     The Company presently does not have a standing nominating committee. The Board of Directors nominates persons for director. The Board will consider suggestions by shareholders for names of nominees as Class III Directors of the Board of Directors for the 1998 Annual Meeting, provided that such suggestions are made in writing and delivered to Mr. Tom Garrison, Secretary/Treasurer of the Company, on or before October 10, 1997.

     The Company has a standing Compensation Committee composed of Mr. T.J. Jones, Mr. Ken Reeves and Mr. F.S. Garrison. The Compensation Committee is charged with, among other things, the supervision and administration of the Company's employee benefit plans and the review and approval of officers' salaries as well as review of the general wage policy of the Company.

     The Company has an Audit Committee which is presently composed of Mr. Ken Reeves and Mr. T.J. Jones. The Audit Committee recommends candidates to serve as the Company's auditors, reviews the reports of the Company's auditors and has the authority to investigate the financial and business affairs of the Company.

     During the past fiscal year, the Board of Directors met on five occasions, the Compensation Committee met on three occasions and the Audit Committee met on two occasions. Each Director attended at least 75% of the total of such meetings of the Board and committees of the Board on which such Director served.

                            PRINCIPAL SHAREHOLDERS

     As of February 13, 1997, the only shareholders known by the Company to own, directly or indirectly, more than 5% of the Company's Common Stock, the only class of the Company's capital stock presently outstanding, are reflected in the following table:

                                          NUMBER OF SHARES               PERCENT OF
                                            BENEFICALLY                 OUTSTANDING
                NAME AND ADDRESS               OWNED                     SHARES (2)
             ------------------------------------------------------------------------
             F.S. Garrison (1)               10,602,308                   33.92%

             FMR Corporation (3)              1,630,200                    5.21%

             Ben A. Garrison (1)              1,505,000                    4.81%

             Tom Garrison (1)                   258,204                    0.83%

             Will Garrison (1)                   83,968                    0.27%

-------------------------

(1) The address of this shareholder is 2200 Forward Drive, Harrison, Arkansas, 72601. Amounts shown include shares held under trust or otherwise by or for the benefit of certain immediate family members.
(2) Percentage based upon 31,260,496 shares of the Company's Common Stock outstanding as of February 13, 1997.
(3) Includes shares held for the benefit of certain affiliates of FMR Corporation as reported in a Schedule 13G dated as of February 14, 1997. The address of FMR Corporation is 82 Devonshire Street, Boston, Massachusetts 02109.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table shows all of the cash compensation paid or to be paid by the Company, as well as certain other compensation paid, to the Chief Executive Officer and the five highest paid executive officers of the Company for such period in all capacities in which they served:



                                SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------
|                                     |         |    Annual   |  Long-Term    | All Other  |
|                                     |         | Compensation| Compensation  |Compensation|
|                                     |         |      (c)    |               |            |
|                                     |         |-------------|---------------|------------|
|                                     |         |    Salary   |     Awards    |            |
|                                     |         |     (a)     | Options/SARs  |    (b)     |
|            Name and Position        |   Year  |     ($)     |      (#)      |    ($)     |
|-------------------------------------|---------|-------------|---------------|------------|
|                                     |         |             |               |            |
| F.S. Garrison                       |   1996  |     257,500 |          0/0  |      8,813 |
| President and CEO                   |   1995  |     257,500 |     50,000/0  |      8,691 |
|                                     |   1994  |     250,000 |     30,000/0  |      7,865 |
|                                     |         |             |               |            |
| Tom Garrison                        |   1996  |     125,000 |     10,000/0  |      4,219 |
| Vice President                      |   1995  |     125,000 |      4,000/0  |      5,000 |
|                                     |   1994  |      90,000 |      4,000/0  |      3,394 |
|                                     |         |             |               |            |
| Will Garrison                       |   1996  |     125,000 |     10,000/0  |      3,750 |
| Vice President                      |   1995  |     125,000 |      4,000/0  |      5,000 |
|                                     |   1994  |      90,000 |      4,000/0  |      3,394 |
|                                     |         |             |               |            |
| Frank Conner                        |   1996  |     185,577 |     10,000/0  |      7,014 |
| Executive Vice President            |   1995  |      94,167 |      2,500/0  |      1,000 |
| Accounting & Finance                |   1994  |      37,500 |      2,000/0  |          0 |
|                                     |         |             |               |            |
| Carl Thomas                         |   1996  |     103,000 |      4,200/0  |      4,120 |
| Vice President                      |   1995  |     101,250 |      3,000/0  |      4,050 |
| Safety & Security                   |   1994  |      91,250 |      3,000/0  |      3,443 |
|                                     |         |             |               |            |
| Tony R. Balisle*                    |   1996  |     127,083 |      8,000/0  |      5,487 |
|                                     |   1995  |     175,000 |      5,000/0  |      7,000 |
|                                     |   1994  |     109,783 |      3,000/0  |      4,429 |
|                                     |         |             |               |            |
--------------------------------------------------------------------------------------------

___________________________

*    Mr.Balisle resigned from the Company effective August 1, 1996.
(a) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.
(b) Amounts consist solely of Company contributions to executives' accounts under the Company's defined contribution plan.
(c) Does not include the value of perquisites and other benefits where the aggregate value of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for any named executive.

DIRECTOR COMPENSATION

     Non-employee directors are paid an annual retainer for attending all regular and special meetings of the Board of Directors. The Company reimburses all directors for their travel expenses in attending meetings. In 1993, the Company adopted a non-statutory stock option plan for non-employee directors.
No more than 50,000 shares may be issued under this plan. This plan provides for the automatic granting of options to purchase 2,000 shares of Company's Common Stock at the fair market value of such common stock on February 1 of each year, which options vest and become exercisable at 20% per year for 5 years and may not be exercised later than 10 years after the date of grant. During 1996, the Company granted to Mr. Ken Reeves, Mr. T. J. Jones and Mr. Ben A. Garrison options to acquire 2,000 shares of the Company's Common Stock each at a purchase price of $10.50 per share. Except as indicated above, American Freightways' officers are not compensated for their services as directors.

OPTIONS/STOCK APPRECIATION RIGHT ("SAR") GRANTS

     The following table sets forth information with respect to the named executives concerning options granted in the last fiscal year and their potential realizable value:


                                             OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------------------------
|                           |                                                                       | POTENTIAL REALIZABLE    |
|                           |                                                                       |   VALUE AT ASSUMED      |
|                           |                                                                       | ANNUAL RATES OF STOCK   |
|                           |                                                                       |PRICE APPRECIATION FOR   |
|                           |                      INDIVIDUAL GRANTS                                |    OPTION TERM (c)      |
|-----------------------------------------------------------------------------------------------------------------------------|
|                           |                 |                  |                |                 |             |           |
|                           |    NUMBER OF    |   % OF TOTAL     |                |                 |             |           |
|                           |   SECURITIES    |     OPTIONS/     |                |                 |             |           |
|                           |   UNDERLYING    |      SARS        |                |                 |             |           |
|                           |    OPTIONS      |   GRANTED TO     |    EXERCISE    |                 |             |           |
|                           |      SARs       |    EMPLOYEES     |    OR BASE     |                 |             |           |
|                           |     GRANTED     |    IN FISCAL     |     PRICE      |    EXPIRATION   |    5%       |   10%     |
|           NAME            |       (#)       |     YR (%)       |   ($/Sh) (b)   |       DATE      |    ($)      |   ($)     |
|-----------------------------------------------------------------------------------------------------------------------------|
|F.S. Garrison              |            0/0  |            0/0   |            -   |            -    |         -   |         - |
|                           |                 |                  |                |                 |             |           |
|Tom Garrison (a)           |        8,000/0  |       2.6403/0   |      10.3125   |      1/02/06    |    51,884   |   131,484 |
|                           |                 |                  |                |                 |             |           |
|                           |        2,000/0  |       0.6601/0   |      10.3125   |      9/13/06    |    12,971   |    32,871 |
|                           |                 |                  |                |                 |             |           |
|Will Garrison (a)          |        8,000/0  |       2.6403/0   |      10.3125   |      1/02/06    |    51,884   |   131,484 |
|                           |                 |                  |                |                 |             |           |
|                           |        2,000/0  |       0.6601/0   |      10.3125   |      9/13/06    |    12,971   |    32,871 |
|                           |                 |                  |                |                 |             |           |
|Frank Conner (a)           |        8,000/0  |       2.6403/0   |      10.3125   |      1/02/06    |    51,884   |   131,484 |
|                           |                 |                  |                |                 |             |           |
|                           |        2,000/0  |       0.6601/0   |      10.3125   |      9/13/06    |    12,971   |    32,871 |
|                           |                 |                  |                |                 |             |           |
|Carl Thomas (a)            |        4,200/0  |       1.3861/0   |      10.3125   |      1/02/06    |    27,239   |    69,029 |
|                           |                 |                  |                |                 |             |           |
|Tony R. Balisle*(a)        |        8,000/0  |       2.6403/0   |      10.3125   |      1/02/06    |    51,884   |   131,484 |
-------------------------------------------------------------------------------------------------------------------------------

------------------------

*    Mr. Balisle resigned from the Company effective August 1, 1996.

(a) Options granted in 1996 are exercisable starting 12 months after the grant date with 20% of the shares covered thereby becoming exercisable at that time and with an additional 20% of the option shares vesting and becoming exercisable on each successive anniversary date with full vesting occurring on the fifth anniversary date. Unvested portions of options are forfeited upon termination of employment. Under the terms of the Stock Option Plans, the Board of Directors retains discretion subject to plan limits to modify terms of outstanding options. The options were granted for a term of 10 years subject to earlier termination in certain events related to termination of employment. The options qualify as "incentive stock options" under the Internal Revenue Code.
(b) The exercise price reflects the fair market value of the underlying shares on the grant date. The exercise price and tax withholding obligation related to exercise may be paid by delivery or by offset of shares, subject to certain conditions and limitations.
(c) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Company's Common Stock will appreciate in value from the date of grant to the end of the option term (ten years from the date of grant) at annualized rates of 5% and 10% (total appreciation of 63% and 159%), respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Company's Common Stock.

OPTION/SAR EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the named executives concerning exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:


                                         AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                                                     AND FY-END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------------------------
|                             |                    |                     |       Number of Securities    |                        |
|                             |                    |                     |            Underlying         |   Value of Unexercised |
|                             |                    |                     |           Unexercised         |        In-the Money    |
|                             |      Shares        |                     |       Options/SARs at FY-     |  Options/SARs at FY-En |
|                             |    Acquired on     |   Value Realized    |         End Exercisable/      |       Exercisable/     |
|           Name              |    Exercise (#)    |       (a) ($)       |       Unexercisable (b) (#)   |   Unexercisable (c) ($)|
----------------------------------------------------------------------------------------------------------------------------------
|                             |                    |                     |                               |                        |
|F.S. Garrison                |            0       |              0      |        322,000/258,000        |                0/0     |
|                             |                    |                     |                               |                        |
|Tom Garrison                 |        6,400       |         46,175      |          12,200/21,600        |      18,025/16,525     |
|                             |                    |                     |                               |                        |
|Will Garrison                |        2,000       |         13,500      |          21,000/21,600        |      54,075/16,525     |
|                             |                    |                     |                               |                        |
|Frank Conner                 |        3,600       |         17,850      |           4,500/14,400        |        7,525/9,525     |
|                             |                    |                     |                               |                        |
|Carl Thomas                  |        9,600       |         67,200      |          24,000/14,400        |      74,550/11,813     |
|                             |                    |                     |                               |                        |
|Tony R. Balisle*             |        4,800       |         25,950      |           5,200/19,800        |           0/14,900     |
----------------------------------------------------------------------------------------------------------------------------------

---------------

*    Mr. Balisle resigned from the Company effective August 1, 1996.
(a) Market price of underlying securities at exercise date, minus exercise or base price of "in the money" options.
(b) Unexercised options include certain options granted under the Company's 1989 Stock Option Plan which were due to expire in May, 1997 and February, 1998. The expiration dates of these options were extended to May, 2001 and February, 2002, respectively. No other terms (including exercise price, vesting, or the number of shares) of these options were modified.
(c) Market value of the Company's Common Stock at December 31, 1996 was $11.125 per share and was used to calculate value.

                     REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Company's Board of Directors during 1996 consisted of Messrs. T. J. Jones (Chairman), F. S. Garrison and Ken Reeves. The Compensation Committee is responsible for recommending to the Board of Directors compensation levels for the Company's Executive Officers and the policies that govern the Company's compensation and benefit plans.

     The Company's compensation programs consist of base compensation, stock options and contributions to its profit sharing plan. The programs are intended to enable the Company to attract, retain, reward and motivate management required to achieve the Company's aggressive Corporate objectives.

     In reviewing the total compensation of the Company's Executive Officers, the Compensation Committee compares American Freightways' corporate performance with its industry peer group included in the performance graph (see page 11) and a broader more generalized group of similarly sized and geographically located companies. The Compensation Committee then evaluates the current Company performance (in particular revenue growth, operating ratio and net margin), its financial position (in particular debt to equity, current ratio and asset utilization) and its long range goals against contributions made by key employees in current performance and contribution toward achieving future objectives. In dealing with the above factors the Compensation Committee must use some subjectivity in assigning weights to each factor.

     In evaluating compensation levels for 1997 the Compensation Committee considered a number of factors relating to the Company's results for 1996. The Company and LTL carriers in general faced a challenging environment in 1996. The LTL carriers experienced a continuation of the excess capacity created within the industry during 1995, which led to continued price discounting. Increased fuel prices also restricted margins. During 1996, the Company's management implemented revisions in operations in order to improve customer service and operating efficiency. Management expects these steps to enhance the Company's position for long-term future growth.

     The Committee felt that a number of these factors were outside the Company's control. The Committee also felt that the positioning of the Company to meet the Company's long term goals and the growth in the Company's revenues in 1996 reflected favorably on the performance of the Company's management.

     The annual compensation programs of the Company are weighted heavily towards a base salary. In setting executive base salaries, subject to approval of the Board of Directors, the Committee considers many factors including corporate performance in meeting both long and short term objectives, current market conditions and relative size of the Company. The Compensation Committee places the most weight (over 60%) on corporate performance with other considerations given between 15-20% of the weight. Among other things, the Compensation Committee evaluates the individual's experience, responsibilities, management and leadership abilities and job performance and the necessity of qualifying compensation under Section 162(m) of the Internal Revenue Code (which is not currently relevant).

     The Company currently has no long term incentive program other than stock option grants. The Compensation Committee is of the view that options more closely align the interest of the Company's executive officers with the interest of its shareholders. The Compensation Committee believes in the longer term the value of the stock will be most directly related to revenue growth and earnings per share.

     The base salary for Mr. F. S. (Sheridan) Garrison, the Company's CEO, is determined by evaluating the same factors generally considered for the Company's other executives. The Committee made special note of Mr. Garrison's leadership in a very challenging environment during 1996, especially the positioning of the Company for the long term. The Committee was of the view that in comparison to other companies of similar size and considering his contributions in a very challenging environment the Chairman's salary should be increased. However, at the insistence of the Chairman, the Committee did not recommend an increase to the Board.

     The stock option plan for the Chairman is a non-discretionary plan with the number of options granted tied to the annual growth rate of earnings per share. The formula is set in the plan that was approved by the shareholders in the 1993 annual meeting. It cannot be adjusted or waived by the Committee or the Board without amending the plan and obtaining shareholder approval.

     The Committee believes the compensation package of base salary and stock options has fairly compensated the Company's executives in the past. The compensation package is in the mid to low range in comparison to both its industry peers represented in the performance graph (see page 11) and the generalized group of companies. The Committee will continue to review the programs to ensure that the combination of base salary and incentives are fair to the Company and the employees and that the compensation package is related to overall performance of both the employees and the Company in relation to long term objectives of the Company.

THE COMPENSATION COMMITTEE

     T.J. Jones
     F.S. Garrison
     Ken Reeves

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     F.S. Garrison, who also serves as CEO of the Company, is on the Compensation Committee, but does not participate in setting or reviewing the CEO compensation package.

     Other than stated above, there exists no interlocking relationships on the Compensation Committee.

                              COMPANY PERFORMANCE

          The following graph shows a five year comparison of cumulative total returns for American Freightways, the S&P 500 index and an index of peer companies selected by the Company:

                       [performance graph appears here]


                         1991     1992     1993     1994     1995     1996
                        ----------------------------------------------------
American Freightways    $100.00  $132.86  $225.71  $227.14  $118.57  $127.14
S&P 500                 $100.00  $107.62  $118.46  $120.03  $165.13  $203.05
Peer Group (2)          $100.00  $112.04  $120.12  $115.12  $ 98.87  $ 76.31

                  Assumes $100 invested on December 31, 1991

     (1)  Total return assumes reinvestment of dividends, if applicable.

     (2)  Peer group total return based on market capitalization.
          Peer group comprised of seven publicly-traded, less-than-truckload carriers.

     The total cumulative return on investments (change in the year-end stock price plus applicable reinvested dividends) for each of the periods for the Company, the peer group and the S&P 500 is based on the stock price or market index at the end of fiscal year 1991.

     The above graph compares the Company with that of the S&P 500 and a group of peer companies with the investment weighted on market capitalization. Companies in the peer group are as follows: Arkansas Best Corporation, Arnold Industries, Inc., Caliber Systems, CNF Transportation, Inc., Old Dominion Freight Line, Inc., US Freightways Corporation and Yellow Corporation.

     The stock price performance depicted in the above graph is not necessarily indicative of future price performance.


                             CERTAIN TRANSACTIONS

     Any transactions between the Company and its officers, directors, principal shareholders other affiliates will be approved by a majority vote of the Company's disinterested directors and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Securities Exchange Act of 1934, the Company's executive officers, directors and those persons who own more than ten percent of the Company's Common Stock are required to file reports of ownership and subsequent changes of ownership with the Securities and Exchange Commission. Specific due dates have been established for these reports, and the Company is required to disclose in this proxy statement any failure to file by these dates. Based upon a review of the copies of such reports filed with the Commission and written representations from the Company's directors and executive officers, the Company believes that during the preceding year all filing requirements applicable to executive officers and directors have been met.


                            AUDITORS TO BE PRESENT

     A representative of Ernst & Young LLP, the Company's auditors for fiscal 1996, is expected to be in attendance at the 1997 Annual Meeting and will be afforded the opportunity to make a statement. The representative will also be available to respond to appropriate questions.


                             SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the 1998 Annual Meeting should be directed to Mr. Tom Garrison, Secretary/Treasurer of the Company, and must be received by the Company on or before October 10, 1997. Any such proposal must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.


                           EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. Solicitations may be made personally, by written communications, telephone or telegraph, and may be made by directors and regular employees of the Company.


                       ADDITIONAL INFORMATION AVAILABLE

     Upon written request, the Company will furnish, without charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the United States Securities and Exchange Commission, including the financial statements and schedules thereto. The written request should be sent to Mr. Frank Conner, Chief Financial Officer, American Freightways Corporation, P.O. Box 840, Harrison, Arkansas 72602-0840.

                                 OTHER MATTERS

     So far as now known, there is no business other than that described above to be presented to the shareholders for action at the meeting. Should other business come before the meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

                                    By Order of the Board of Directors


                                    /s/ F. S. GARRISON
                                    --------------------------------------------
                                    F.S. (Sheridan) Garrison,
                                    Chairman of the Board of Directors
                                    President and Chief Executive Officer


  March 7, 1997

                                    (FRONT)

[X]      PLEASE MARK VOTES
        AS IN THE EXAMPLE

                       AMERICAN FREIGHTWAYS CORPORATION

RECORD DATE SHARES:

Please be sure to sign and                          Date_______________
date this Proxy.

-----------------------------             -----------------------------
Shareholder sign here                     Co-owner sign here


1.      TO ELECT THREE DIRECTORS TO THE TERMS SET FORTH BELOW:

                Tom Garrison                    WITH- FOR ALL
                Frank Conner               FOR  HOLD  EXCEPT
                T. J. Jones                [_]   [_]   [_]

        INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through that nominee's name in the list above.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Mark box at right if an address change or comment has been noted on the reverse side of this card.[_]

                                    (BACK)
                       AMERICAN FREIGHTWAYS CORPORATION
                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
              THE ANNUAL MEETING OF SHAREHOLDERS, MARCH 27, 1997

        The undersigned shareholder(s) of American Freightways Corporation (the "Company") hereby appoint F.S. Garrison and Tom Garrison, and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed on the reverse side, at the 1997 Annual Meeting of Shareholders to be held at 2200 Forward Drive, Harrison, Arkansas on Thursday, March 27,1997 at 6:00 p.m., local time, and at any adjournments thereof, for the transaction of the business following on the reverse side hereof.

The Proxy when properly executed will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSAL 1.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. Please sign exactly as name(s) appears on the reverse. If stock is in the name of two or more persons, each should sign. Persons signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, signature should be by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

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